

"Positioned to be a premier carbon management provider in California"

Carbon Storage Update

October 6, 2021

CALIFORNIA RESOURCES CORPORATION | CARBON TERRAVAULT

Presenters

- **Mac McFarland** — *President & Chief Executive Officer*
- **Francisco Leon** — *EVP & Chief Financial Officer*
- **Chris Gould** — *EVP & Chief Sustainability Officer*


CALIFORNIA RESOURCES CORPORATION
CALIFORNIA RESOURCES CORPORATION

Forward Looking / Cautionary Statements – Certain Terms

This report contains forward-looking statements, including statements relating to the manner in which CRC intends to conduct certain of its activities with respect to developing and implementing a carbon storage program based on management's current plans and expectations. These statements are not promises or guarantees of future conduct or policy and involve risks and uncertainties that could materially affect our expected results of operations, liquidity, cash flows and business prospects. Such forward-looking statements include those regarding our expectations as to our future:

- energy transition initiatives
- financial position, liquidity, cash flows and results of operations
- business prospects
- transactions and projects
- operating costs
- operations and operational results including production, hedging and capital investment
- budgets and maintenance capital requirements
- reserves and reservoir characteristics
- type curves
- expected synergies from acquisitions and joint ventures

Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. While we believe assumptions or bases underlying our expectations are reasonable and make them in good faith, they almost always vary from actual results, sometimes materially. Therefore, the actual conduct of our activities, including development, implementation, or continuation of any carbon storage program or other initiative discussed or forecasted in this report, may differ materially in the future.

Factors (but not necessarily all the factors) that could cause results to differ include:

- our ability to execute our business plan post-emergence including our ability to finance and implement our carbon storage program
- legislative or regulatory changes, including those related to (i) drilling, completion, well stimulation, operation, maintenance or abandonment of wells or facilities, (ii) managing energy, water, land, greenhouse gases (GHGs) or other emissions, (iii) protection of health, safety and the environment, (iv) tax credits, carbon credits or other incentives or (v) transportation, marketing and sale of our products
- the volatility of commodity prices and the potential for sustained low oil, natural gas and natural gas liquids prices
- impact of our recent emergence from bankruptcy on our business and relationships
- debt limitations on our financial flexibility
- insufficient cash flow to fund planned investments, interest payments on our debt, debt repurchases or changes to our capital plan
- insufficient capital or liquidity, including as a result of lender restrictions, unavailability of capital markets or inability to attract potential investors
- limitations on transportation or storage capacity and the need to shut-in wells
- inability to enter into desirable transactions including acquisitions, asset sales and joint ventures
- our ability to utilize our net operating loss carryforwards to reduce our income tax obligations
- joint ventures and acquisitions and our ability to achieve expected synergies
- the recoverability of resources and unexpected geologic conditions
- incorrect estimates of reserves and related future cash flows and the inability to replace reserves
- changes in business strategy
- production-sharing contracts' effects on production and unit operating costs
- the effect of our stock price on costs associated with incentive compensation
- effects of hedging transactions
- equipment, service or labor price inflation or unavailability
- availability or timing of, or conditions imposed on, permits and approvals
- lower-than-expected production, reserves or resources from development projects, joint ventures or acquisitions, or higher-than-expected decline rates
- disruptions due to accidents, mechanical failures, power outages, transportation or storage constraints, natural disasters, labor difficulties, cyber attacks or other catastrophic events
- pandemics, epidemics, outbreaks, or other public health events, such as the COVID-19
- our ability to recognize the benefits of business strategies and initiatives related to energy transition, including carbon capture and storage projects and other renewable energy efforts
- factors discussed in Item 1A, Risk Factors in CRC's Annual Report on Form 10-K available at www.crc.com.

Forward Looking / Cautionary Statements – Certain Terms (Cont.)

Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "goal," "intend," "likely," "may," "might," "plan," "potential," "project," "seek," "should," "target, "will" or "would" and similar words that reflect the prospective nature of events or outcomes typically identify forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

This report also contains information from multiple third-party sources. This data may involve a number of assumptions and limitations, and CRC has not independently verified them and does not warrant the accuracy or completeness of such third-party data.

See the Investor Relations page at www.crc.com for historical reconciliations of non-GAAP measures to the closest GAAP equivalent.

Glossary

Term	Definition
BMT	Billion Metric Tons
BOD	Board of Directors
BTM	Behind the Meter
C	Celsius
C&T	Cap and Trade
CARB	California Air Resources Board
CATF	Clean Air Task Force
CCS	Carbon Capture and Storage
CCUS	Carbon Capture, Utilization and Storage
CI	Carbon Intensity
CO_2	Carbon Dioxide
CTV	Carbon TerraVault
CUP	Conditional Use Permit
DAC	Direct Air Capture
DOE	Department of Energy
DCF	Discretionary Cash Flow
EOR	Enhanced Oil Recovery

Term	Definition
EPA	Environmental Protection Agency
EPCC	Engineering, Procurement, Construction and Commissioning
FCF	Free Cash Flow
FEED	Front End Engineering and Design
FID	Final Investment Decision
FTM	Front of the Meter
GHG	Greenhouse Gas
LCFS	Low Carbon Fuel Standard
MMT	Million Metric Tons
MMTPA	Million Metric Tons Per Annum
MPa	Megapascal Pressure Unit
MT	Metric Tons
MTPA	Metric Tons Per Annum
NATCARB	National Carbon Sequestration Database and Geographical Information System
O&G	Oil and Gas
RNG	Renewable Natural Gas

Agenda

- Introduction
- CRC’s Unique Asset Position
- CRC’s Competitive Advantages for CCS Deployment
- CTV Economic Framework and Scaling Potential
- Positioned to be a Premier Carbon Management Provider in California

Enabling California's Climate Goals

CA EMISSIONS REDUCTION TARGETS[1]



California GHG Emissions (MMTCO2e)4
500
400
300
200
100
0
-100
468.0
447.9
418.2
2020 Goal : 431 MMTCO2e
2030 Goal : 258.6 MMTCO2e
2045 Goal : Carbon Neutrality & Net-Negative Emissions Thereafter
2000
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2025
2030
2035
2040
2045
2050

ANNUAL ADDRESSABLE EMISSIONS WITH CCS[4]



~60 - 90 MMT CO2e
~350 MMT CO2e

CALIFORNIA IS AN ECONOMIC POWERHOUSE

- California's GDP would place it as the **5th largest global economy** ahead of the United Kingdom[2]
- California contributes **~15% of the United States total GDP**, ahead of any other state[2]
- Los Angeles & Long Beach ports account for **~1/3 of all US port traffic**[3]

CALIFORNIA'S AMBITIOUS GOALS FOR EMISSIONS REDUCTION

2030: 40% reduction (statutory goal)

2045: Carbon neutral (Executive Order not yet finalized)

2045+: Net negative emissions

CALIFORNIA'S KEY ENABLERS FOR EMISSIONS REDUCTION

- Carbon Capture and Storage: Estimated to be capable of reducing ~15-20% of California's emissions[4]
- Renewables Expansion: By 2045, 100% of California's electricity generation is estimated to come from renewable sources[1]
- Economic Incentives and Policy Support: CRC believes that California has world-leading carbon reduction incentive mechanisms and policies

(1) Source: CARB. (2) Source: Bureau of Economic Analysis, Global PEO Services. (3) Source: Port of Long Beach, Port of Los Angeles and The World Bank. (4) Source: Energy Futures Initiative and Stanford University. "An Action Plan for Carbon Capture and Storage in California: Opportunities, Challenges, and Solutions." October 2020; EPA; NATCARB; CARB; Internal estimates.

Domestic Economic Incentive & Legislative Support

POTENTIAL ECONOMIC INCENTIVES[1]

FEDERAL 45Q TAX CREDIT

\$50 (2026) Est. Value (per MT of CO_2) for Carbon Capture
\$35 (2026) Est. Value (per MT of CO_2) for EOR Injection

+

CALIFORNIA LOW CARBON FUEL STANDARD (LCFS)

~\$185 (2021) Est. Value (per MT of CO_2)

+

CALIFORNIA CAP & TRADE PROGRAM POTENTIAL[3]

Average trading price YTD is at ~\$20 per MT of CO_2

CALIFORNIA HAS THE MOST SUPPORTIVE DOMESTIC REGULATORY POLICIES[2]



200+ Policies or Incentives
101-200 Policies or Incentives
50-100 Policies or Incentives
50 or Less Policies or Incentives

"California has a significant revenue advantage vs. the rest of the country for CCUS as Low Carbon Fuel Standard (LCFS) … offer[s] an additional nearly \$200/ton of CCUS revenue opportunity"

- KeyBanc

(1) Source: LCFS - The California Air Resources Board – average pricing as of August 2021; 45Q based on 2026 pricing per fas.org (2) Source: Database of State Incentives for Renewables & Efficiency (DSIRE) from the N.C. Clean Energy Technology Center (3) Source: CARB; California's Cap and Trade program currently doesn't cover CCS and requires regulatory changes to be implemented that may not materialize. Represents average auction prices for 2021 as of September 27, 2021.

CRC's Uniquely Positioned Asset Base



Sacramento Basin
San Joaquin Basin
Los Angeles Basin
CO2
Oil & Gas
Midstream Infrastructure
Carbon Capture & Storage
BTM Solar
FTM/Grid Power Production

STABLE CONVENTIONAL ASSETS PROVIDE STRONG FINANCIAL FOUNDATION

- Low decline, conventional assets with integrated infrastructure
- Disciplined capital allocation with strong financial foundation
- Robust Free Cash Flow generation
- Potential enhanced oil recovery through CalCapture in the future

PROVIDING LOW CARBON INTENSITY ENERGY TO CALIFORNIA

- Delivering lowest carbon intensity hydrocarbon production of the top 100 US producers[1]
- Incorporating and developing renewable solar opportunities | 45 MW BTM[2,3] solar in active development | Up to 1,000 MW FTM[3] solar in early-stage development

ADVANCING LOW CARBON FUTURE THROUGH CARBON TERRAVAULT

- Anticipate establishing one or more CCS projects that inject CO_2 into depleted underground reservoirs
- Dedicated business group and leadership structure
- Identified up to 1 BMT of potential permanent CO_2 storage capacity[3]
- **Targeted Early-Stage Development Goals**: 1st Injection by 2025[4] | 200 MMT permitted by 2025 | 5 MMTPA injection by 2027[3]

(1) According to Clean Air Task Force, June 2021. (2) 45 MW of BTM solar represents opportunities with SunPower in CRC owned land. (3) Source: Internal estimates. (4) First injection date dependent on permitting, capture facility type and the structure, financing and ownership of the project which have not yet been negotiated.

CRC has The Lowest Carbon Intensity Among Top 100 US Oil & Gas Producers



94%
below the average emitter
45%
below the next lowest emitter
kg CO_2/boe
65
60
55
50
45
40
35
30
25
20
15
10
5
0
CLEAN AIR TASK FORCE
Benchmarking Methane and Other GHG Emissions
Of Oil & Natural Gas Production in the United States
June 2021
CRC
0.98 kg CO_2/boe
100th of 100
benchmarked

Source: Clean Air Task Force





CRC’s Competitive Advantages

CCS Technology Can Enable a Lower Carbon Future and CRC Is Well Positioned to Provide It

Application	Requirements
Capture	▪ High concentration of emitters near CRC reservoirs eligible for LCFS credits ▪ Strong historical relationships with major petrochemical complexes in the state ▪ Access to capital markets and innovation hubs ▪ Understanding of the commercial and engineering CO_2 capture market from CalCapture and DOE FEED study evaluation
Transportation	▪ Proximity to CO_2 source ▪ Ability to leverage key infrastructure in place ▪ Access to supply chain distribution network ▪ Midstream experience
Storage	▪ Experienced subsurface, reservoir and injection management capabilities ▪ Fully developed static and dynamic reservoir models ▪ Largest fee position in the state ▪ Experience with municipal, county, state & federal permitting agencies ▪ Identified up to **1BMT** of potential storage capacity[1]
Use	▪ Proximity to CO_2 sources and petrochemical complexes ▪ Presence in the large consumption market ▪ Access to vast transportation & aerospace network

California's economy could see rapid near-term emission reduction benefits from CCS

- Immediate emissions reductions
- Clean, safe and affordable energy
- Low carbon baseload power
- Global technology leadership

CRC has identified potential total O&G storage opportunities of up to ~ 1 BMT[1] of CO_2



Sacramento
San Francisco
Bakersfield
Los Angeles
- LEGEND -
Industrial Carbon Capture Opportunities
Oil & Gas Production Facilities
Natural Gas Power Facilities
Combined Heat & Power Plants
Hydrogen Facilities
Petroleum Refineries
Ethanol Production Facilities
Cement Plants
Airports
Ports
CRC Pipelines 2021
CRC Lease
CRC Fee
CRC Operated Fields

(1) Source: Internal estimates.

Assets Located in Proximity to Emission Sources across our Operating Basins

SACRAMENTO BASIN


CARBON TERRAVAULT
Rio Vista
French Camp
Lathrop
Union Island
San Francisco
0 10 20 Miles

SAN JOAQUIN BASIN


CARBON TERRAVAULT
Kettleman North Dome
Elk Hills
Kern Front
Bakersfield
South Coles Levee
0 10 20 Miles

LOS ANGELES BASIN


CARBON TERRAVAULT
Los Angeles
Wilmington
0 7 14 Miles

The CRC storage potential:

- CA wide subsurface knowledge with >80% of CRC's production from drilling at depths >2,600 feet[1]
- Benefits from CRC having the **largest 3D seismic coverage in CA[2]**
- Has established geologic containment with decades of data showing reservoirs' containment of hydrocarbons

> ***"The common misconception to tackling and implementing large scale CCS is that finding CO_2 sources is the largest project risk, while in fact finding the right cost-effective storage container is the scarce resource in the scenario… CRC's premium geology and pore space ownership are clear advantages to leading CCS efforts."***
>
> *- Royal Bank Of Canada*

- LEGEND -

Industrial Carbon Capture Opportunities

- Oil & Gas Production Facilities
- Natural Gas Power Facilities
- Combined Heat & Power Plants
- Hydrogen Facilities
- Petroleum Refineries
- Ethanol Production Facilities
- Cement Plants
- Airports
- Ports
- CRC Pipelines 2021
- CRC Lease
- CRC Fee
- CRC Operated Fields

(1) Source: Enverus DI; percentage of wells includes all producing wells as of September 2021. (2) Source: Internal estimates.

CRC's Inventory of Deep Wells Uniquely Positions it for CCS in California

CO_2 Storage Generally Requires Depths >2,600 ft.

Density Of CO_2 At Varying Depth[1]
Courtesy of CO2CRC



Indexed volume of CO2 (100=at ground level)
Bubble size proportional to volume
100
10
2
1.1
0.32
0.28
0.27
0.27
CO2 as a gas
CO2 as a supercritical fluid
Ground Level
Critical Depth approximately 800m or 2,600ft
Depth (km)
0
0.5
1
1.5
2
2.5
0
200
400
600
800
1000
Density of CO2 (kg/m3)
© CO2CRC

Unlike Other CA Producers, Most of CRC's Wells Are Deeper Than 2,600 ft.

Producing Wells Greater Than 2,600 ft. Depth[2]



CRC
82%
Other Top CA Producers
~20%
0%
25%
50%
75%
100%

(1) Source: Global CCS Institute's observation paper on Carbon Dioxide (CO_2) Distribution Infrastructure – August 2012; CO2CRC (2) Source: Enverus DI; percentage of wells includes all producing wells as of September 2021 for all companies. Data for the other top CA producers includes Aera, Berry, Chevron and Sentinel Peak and represents their average drilling depth.

Developing CCS and CCUS in Parallel

Planning to submit Class VI permit for 26R in 4Q21
Targeted Early-Stage Development Goals: 1st Injection by 2025[1]
200 MMT permitted by 2025 ; 5 MMTPA injection by 2027[1]



A1/A2
CRC Elk Hills
Northwest Stevens Structure
Bakersfield
29R Structure
315 Structure
26R
KERN
To Los Angeles
San Joaquin Basin
- LEGEND -
CalGEM Administrative Boundaries
0
3
6
Miles
N
W
E
S

FEED Study: Class III Estimate – DOE Report 3Q21
Class II well permit and CUP could be submitted as early as 1H22
Re-evaluating/Optimizing Cost Estimates

Carbon TerraVault (CCS)

- **CTV I Status: Early-stage development, submitted Class VI permit for A1/A2 in August 2021**
- CTV I: Up to 40 MMT of total storage potential, targeting 1 MMTPA by 2025
- Dedicated team of engineers, geologists, developers with regulatory and legal expertise
- Suitable depleted oil and gas reservoirs in three operating basins
- Incentives: 45Q eligible for storage ($50/ton); full LCFS and potential future allowance under C&T[2]

CalCapture (CCUS)

- **CalCapture Status: Re-evaluating FEED study results and evaluating ways to improve project economics**
- Team fully integrated with E&P operations
- Oil reservoirs at Elk Hills and surrounding fields in San Joaquin
- CO_2 source: Co-located Elk Hills Power Plant
- **Up to 60 MMBO of CO_2 enhanced recovery potential from existing producing reservoirs** with incremental ~ 8 mbo/d of low carbon intensity oil production
- Incentives: 45Q eligible for EOR ($35/ton) producing low carbon intensity oil; ~1/3 of CO_2 captured eligible for LCFS; potential future allowance under C&T[2]

Source: Internal estimates (1) First injection date dependent on permitting, capture facility type and the structure, financing and ownership of the project which has not been identified. Internal estimates. (2) Pending CARB development of rulemaking and standards.





Positioned to be a Premier California Carbon Management Provider

CRC's Free Cash Flow Generation Provides Financial Flexibility

Targeting ~$2.5B+ Of Cumulative FCF[1,2]

After Reinvesting ~$1.7B[3] in the Upstream Business to Maintain Production in the Next 5 Years



Cumulative Free Cash Flow 2021E-2025E1 ($ Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
2021E
2022E
2023E
2024E
2025E

FREE CASH FLOW PRIORITIES	% of FCF
Carbon Management Activities • Advancing carbon storage and EOR projects including CTV and CalCapture • Solar (if required, significant capital outlays not expected)	~50%

Shareholder Value Optionality
• Under BOD discretion:
  • Fixed dividend
  • Share repurchase program extension beyond 1Q 2022
  • Other strategic/growth objectives
• Building additional financial flexibility/liquidity
	~50%

Flexibility to Self-Fund Carbon Management Activities

Optionality to use combination of projected cash, equity and debt financing options to optimize economics

(1)The Free Cash Flow amount shown is cumulative over the 2021-25 period and includes the effects of hedging. Free cash flow targets for the periods shown assume a price of $68.16 per barrel of oil in 2021 and $70 per barrel of oil through 2025, NGL realization of 76% of crude price, NYMEX gas of $3.41 per mcf in 2021 and $4.00 per mcf through 2025, annual net production between 99-101 mboepd and annual net oil production between 61 and 67 mbopd, decline rates between 11-15%, assuming 2% inflation to operating expenses and to drilling & workover capital needs beginning from 2022, scenario assumes G&A expenses of ~ $200MM through 2025, between $50-95MM in working capital uses.

(2) Free cash flow is a non-GAAP measure. Please see slide 32 for reconciliations to the closest GAAP measures for 2021 estimated amounts.

(3) Reinvestment capital includes Drilling & Completions, Capital Workovers, Facilities, Exploration, Mechanical Integrity & Corporate & Other.

Carbon TerraVault Example Economic "Type Curve"

EXAMPLE PROJECT ECONOMICS

(PER MT OF INJECTED CO_2)

	Unit	Low	High	Notes/Incorporated Assumptions
Total Incentive Potential (LCFS + 45Q)	$/MT	$170	$200	45Q ($/MT): $50, LCFS ($/MT): $120 to $150, net of 10% buffer account assumption, 100% LCFS eligibility
Opex	$/MT	$25	$75	Range reflects costs associated with full range of business model possibilities and includes G&A of dedicated staff.
Capex	Avg $/MT	$5	$20	Range of capital includes cost of capture facility and pipeline retrofit. Cost of capture facility depends on CO_2 concentration at source. Pipeline costs depend on distance from source to sink and size of pipe. Pace of capex deployment is expected to be ~5% to ~10% of Total Project Capex in Year 1, ~10% to ~35% in Year 2 and ~55% to ~85% in Year 3. Depending on project structure and location, capex could be lower or higher than range represented.

EXAMPLE PROJECT CASH FLOW PROFILE

EST. CASH FLOW POSITIVE IN YEAR 4 WITH PAYBACK IN ~ 4 YEARS

(REFLECTS MIDPOINT OF RANGE ESTIMATES)



Target Timeline
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7+
Terminal Value
FID

Example **Carbon TerraVault Economics**

A CTV project could generate on average **$50 to $100 of EBITDA[1] per metric ton injected per annum** depending on project structure. The structure, financing and ownership of these projects has yet to be negotiated.

EXAMPLE PROJECT ASSUMPTIONS

Please see slide 31 for a description of assumptions used above. This information is an example of project economics for a CTV project. The structure financing and ownership of a CTV project could take many forms and has not yet been negotiated. The terms and availability of third-party sources of financing could also affect returns and outcomes.

(1) Earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure.

Variety of Go-to-Market Business Models at Hand

Business Models:	Emission	Capture	Conditioning[2]	Transport	Storage
End-to-end value chain	CRC owns and operates emission assets	CRC manages & operates capture & conditioning Manufacturing / tech development[3], EPC, & installation & facility start-up are outsourced		*Transportation may or may not be necessary as some assets co-located*	CARBON TERRAVAULT
CCS Service	3rd party (e.g., Ethanol producer) owns and operates emission assets	CRC manages & operates capture, conditioning, & transportation Manufacturing / tech development[3], EPC, & installation & facility startup are outsourced			CARBON TERRAVAULT
Joint Venture	3rd party owns and operates emission assets	CRC establishes JV with emissions producer and / or engineering firm to develop, manage, & operate capture, conditioning, & transportation processes			CARBON TERRAVAULT
Carbon storage	3rd party owns and operates emission assets, capture, conditioning, and transportation				CARBON TERRAVAULT

More CRC Capital Integrated Solution

Less CRC Capital Storage Solution

Source: Internal estimates. (1) First injection date dependent on permitting, capture facility type and the structure, financing and ownership of the project which have not yet been negotiated. (2) Liquefaction, compression and purification. (3) Includes partnerships, white label partnerships and licensing of equipment/parts.

Developing a Project Playbook



EPA | LCFS | C&T | Land | Pipelines | Environmental Insurance Certification | Legal Authorization
Engineering Design | Stakeholder & Coalition Engagement | Commercial Analysis
Capital Allocation | Private & Public Capital Markets Access | Federal & State Incentives | Partnership Engagement
Services Selection | Project Management Construction & Commissioning
Permitting
Project Development
FID | Financing
EPCC
CTV I
CTV II
CTV III
CTV - ...
CalCapture
In Evaluation
Permitting1 | Project Development
2021
2022
2023
2024
2025
2026
2027
EPA Review
Public Review
Targeting to permit the project in 20231
Targeting FID2
Targeting Initial Injection in 20252
CARBON TERRAVAULT
Scalable business model that Lowers Carbon Emissions & Drives Value

Source: internal estimates Note: BMT represents billion metric tons and MMT represents million metric tons. EPCC represents Engineering, Procurement, Construction & Commissioning (1) EPA review estimated to take approximately 18 months followed by a public review estimated to take 3 to 6 months. (2) Source dependent for capture system. First injection date dependent on permitting, capture facility type and the structure, financing and ownership of the project which have not yet been negotiated.

Real Solutions for a Low Carbon Future



Partner With
Emission Sources
CalCapture
Help Enable a
Lower Carbon
Future
CALIFORNIA
RESOURCES CORPORATION
CARBON
TERRAVAULT
Capture, Transport
&/Or Storage
To Reduce
Emissions

Positioned To Be California's Premier Carbon Management Provider

Leveraging
Premier Land & Minerals Position

Technical & Commercial Expertise

Financial Flexibility

Leading Regulatory Regime, Supportive Incentives & Strong Relationships





Supplemental Slides

Federal 45Q– The Foundation

45Q PROVIDES TAX CREDITS FOR CCUS

$50 & **$35**

per MT of CO_2 stored | *per MT of CO_2 utilized*

ANNUAL CAPTURE REQUIREMENTS

- Power plants with >0.5 MMT CO_2 emissions must capture at least 0.5 MMT CO_2;
- Other power plants and industrial facilities must capture 0.1 MMT CO_2

TAX CREDIT TIME FRAME

- 45Q tax credits can continue to be earned for a period of 12 years post capture

> *"…to accelerate responsible carbon capture deployment and ensure permanent storage, President Biden's plan reforms and expands the bipartisan Section 45Q tax credit, making it direct pay and easier to use for hard-to-decarbonize industrial applications, direct air capture, and retrofits of existing power plants …"*

- American Jobs Plan, U.S. President Biden, 2021

45Q DRIVES NEW INVESTMENT OPPORTUNITIES FOR CCUS

Reliable Incentives

Bi-partisan Senate and House sponsorship. Support from governors of KS, MT, ND, OK, PA, and WY

FUTURE Act signed into law in Feb 2018 as part of the omnibus budget bill

IRS opened a public "Request for Comments" in May 2019, implementation guidance to follow

Flexible Structure

Performance based, tax credit claimed when captured CO2 is stored or converted into feedstock

Projects must be started before 2026, tax credit eligibility for 12 years

Reduces eligibility threshold from 500k tons to 100k tons, which opens potential for more entrants

Supports Both Use & Storage

EOR storage is $35/metric ton by 2026, inflation adjusted thereafter

Sequestration is $50/metric ton by 2026, inflation adjusted thereafter

Source: fas.org

Potential Enhancements to 45Q Could Accelerate CCS Development

45Q DEVELOPMENTS ON THE FEDERAL LEGISLATION

- Further policy support is necessary to truly incentivize the development of CO_2 infrastructure to support CCS on a larger scale.
- Lawmakers are considering 45Q enhancements which could include:
  - Increase credit to $85/metric ton for storage and $60/metric ton for EOR.
  - Implement a direct pay scheme
  - Extend construction window
  - Eliminate minimum size eligibility thresholds
- $1.0 trillion bipartisan Infrastructure bill expands federal initiatives for CCS by ~$12 billion to fund up to 20 large-scale CCS projects
- The new infrastructure bill also includes the Storing CO_2 And Lowering Emissions (SCALE) Act to encourage CCS infrastructure development.
  - SCALE provides $4.9 billion of grant support for storage and transportation, as well as cost sharing for EPA Class VI storage wells.

	Bill	Direct Pay	Increased Industrial /Power Credit Value	Increased DAC Credit Value	Commence Construction Window Extension	Eliminate Eligibility Thresholds
Senate						
Bipartisan	Carbon Capture, Utilization and Storage Tax Credit Amendments Act of 2021 (S. 986)	✓		✓	✓	
	Save America's Clean Energy Jobs Act (S. 958)	✓				
	Clean Energy For America Act (S. 1298)	✓		✓	✓	
House of Representatives						
Bipartisan	ACCESS 45Q Act (H.R. 1062)	✓			✓	
Bipartisan	CATCH Act		✓			✓
	Green Act of 2021 (H.R. 848)	✓			✓	
	H.R. 2633		✓		✓	

Source: RBC Capital Markets and Wall Street research

LCFS – The Key | How It Works

CARB Sets annual Carbon Intensity ("CI") target in each year for Gasoline and Diesel

- Fuels that have higher CI than the target generate deficits and fuels with a lower CI generate credits

Fuel providers in California must each year have enough credits to compensate for deficits

- Fuel providers submit an annual compliance report

If still in deficit, must purchase credits on the Credit Clearance Market (CCM) and retire outstanding balance within 5 years

Use credits banked from previous years

Buy credits from another fuel provider in CA, or an opted-in credit generator

Increase production or imports of low CI fuels, or reduce imports or production of high CI fuels

Change production methods to make fuel less CI

Transfer ownership of the credits and compliance requirements

DECLINING CARBON INTENSITY (CI) CURVE


2010
2015
2020
2025
2030
0
-5
-10
-15
-20
% Reduction in CI
Fuels above standard generate deficits
Fuels below standard generate credits
Historical CI reduction curve
Future CI reduction curve

LCFS – Qualifying Paths for CCS

EXPANSION TO CCS

- In 2018, LCFS was amended to enable credit generation via CCS
- Qualifying CCS projects reduce emissions associated with production of transport fuels sold in California or direct air capture of CO_2
- Credits available for captured carbon that is permanently stored or utilized in a secondary process

FUTURE OF LCFS

- LCFS has been adopted internationally in parts of Canada[1] and EU[2], and domestically in OR, WA with possible expansion to other states
- Courts have upheld the LCFS program several times
- CARB has expressed confidence in the program and their intent to extend it beyond 2030
- Market-based incentive framework expands: Recently passed SB 596 requires CARB to develop a strategy for net zero cement by 2045 (*including evaluating financial incentives to encourage the production and use of cement with low greenhouse gas intensity while minimizing and mitigating potential leakage for embedded emissions in imported cement*).

PROJECTS THAT QUALIFY UNDER LCFS

	Direct Air Capture	CCS with O&G Facilities	CCS at Refineries	All Other CCS Projects
Location of CCS Project	Anywhere in the world	Anywhere, provided they sell the transportation fuel in CA		
Storage Site	Onshore saline or depleted O&G reservoirs, or O&G reservoirs used for CO_2			
Credit Method	Project-based	Project-based, Under the innovative Crude Provision	Project-based, under the Refinery Investment Credit Program	Project-based or fuel pathway
Requirements	Project must meet requirements specified in the CCS protocol			
Additional restrictions	None	Must achieve minimum CI or emission reduction	None	None

"Carbon capture paired with permanent geologic storage offers a viable and important option for reducing emissions from the industrial and electricity sectors that are key contributors to California's economy and the reliability of its grid.."

" An Action Plan for Carbon Capture and Storage in California: Opportunities, Challenges and Solutions" : Energy Futures Initiatives, Stanford Precourt Institute for Energy, October 2020

Source: Global CCS Institute 2019 Policy Report: The LCFS and CCS Protocol: An Overview for Policymakers and Project Developers. (1) Renewable and Low Carbon Fuel Requirements Regulation is an active program In British Columbia and Clean Fuel Standard (CFS) has been approved in Canada. (2) EU: Fuel Quality Directive

CO_2 Storage: Permitting

STORAGE MUST BE CERTIFIED FOR 45Q or LCFS Eligibility

Class II Requirements for Carbon Sink
(CCUS/EOR)
OR
Class VI Requirements for Carbon Sink
(CCS/Storage Only)
+
Low Carbon Fuel Standard (LCFS) Requirements for Carbon Sink

	EPA Minimum Criteria for Siting a Class VI Well [40 CFR 146.83]	CARB Minimum Site Selection Criteria [LCFS CCS Protocol, Section 2.1]
Injection depth	N/A	Minimum injection depth of 800m, or the depth corresponding to pressure and temperature conditions where CO_2 exists in a supercritical state [>31°C and >1,015 PSI]
Injection / sequestration zone	Sufficient areal extent, thickness, porosity, and permeability to receive the total anticipated volume of the CO_2 stream	Sufficient volume, porosity, permeability, and injectivity to receive the total anticipated volume of the CO_2 stream
Confining layer	Confining zone(s) free of transmissive faults or fractures and of sufficient areal extent and integrity to contain the injected CO_2 stream and displaced formation fluids and allow injection at proposed maximum pressures and volumes without initiating or propagating fractures in the confining zone(s)	Free of transmissive faults or fractures and of sufficient areal extent, integrity, thickness, and ductility to contain the injected CO_2 stream and displaced formation fluids and allow injection at proposed maximum pressures and volumes without initiating or propagating fractures in the confining layer
Storage complex[1]	N/A	Minimum of one additional permeable stratum (dissipation interval) situated directly above the sequestration zone and confining layer, with at least one impermeable confining layer (secondary confining layer) between the surface and the dissipation interval
Other	Director may require owners or operators of Class VI wells to identify and characterize additional zones that will impede vertical fluid movement, are free of faults and fractures that may interfere with containment, allow for pressure dissipation, and provide additional opportunities for monitoring, mitigation, and remediation	Depending on the distance between the sequestration zone and basement rock, the Executive Officer may require the CCS project operator to identify and characterize additional dissipation interval(s) below the storage complex to limit the extent of downward overpressure propagation and lower the potential for induced seismicity within formations beneath the injection zone

(1) Storage complex is defined by the sequestration zone, primary confining layer, dissipation interval(s), and secondary confining layer(s) Source: Stanford pre-court institution for energy

Project Permitting: A Complex Process that CRC Knows

Capture	Transport	Storage	Authorization /Action related to:	Entity: Local Government	Entity: State Agency	Entity: Federal Agency	Entity: Tribal Government	Entity: Private Party	Turnaround Time: Weeks/few months	Turnaround Time: ~ 1 year	Turnaround Time: >18 months
✓	✓	✓	Local Land Use	✓						✓	
	✓		Sitting CO_2 Pipelines	✓	✓	✓	✓	✓			✓
		✓	Pore Space ownership & Mineral rights	✓	✓	✓	✓	✓			✓
✓			Air Permits		✓	✓					✓
	✓		CO_2 pipeline safety		✓	✓			✓		
✓	✓	✓	CO_2 injection permitting[1]		✓	✓			✓		✓
	✓	✓	Discharges to water[2]		✓	✓				✓	✓
✓	✓	✓	Endangered species		✓	✓				✓	
	✓	✓	Stream/river/lake alterations		✓				✓		
✓	✓	✓	GHG reporting		✓	✓			✓		
✓	✓	✓	CO_2 crediting/ Revenue Stream[3]		✓	✓			✓	✓	

Capture | Transport | Storage | Weeks/few months | ~ 1 year | > 18 months

EPA Class IV Certification | Federal Agency

Step	Actions	Turnaround Time
STEP 1	▪ Application Received & Reviewed ▪ Draft Permit Issued	> 18 months
STEP 2	▪ Public comment period & appeals process ▪ Permit finalized ▪ Authorization to drill	Weeks/few months
STEP 3	▪ Well drilling completion ▪ Report received and reviewed	Weeks/few months
STEP 4	▪ Permit Revision requested ▪ Public comment period ▪ Authorization to inject	Weeks/few months

Source: George Peridas, Permitting Carbon Capture & Storage Projects in California, February 2021, Lawrence Livermore National Laboratory, LLNL-TR-817425. (1) Class VI permits typically take over 18 months and Class II permits typically take weeks or a few months. (2) Discharges to water on state lands typically takes ~1 year and discharges to federal water sources typically takes over 18 months. (3) 45Q qualification typically takes weeks or a few months and LCFS certification typically takes ~1 year.

CRC's Reservoir Characteristics & Operational Data Are Key to Demonstrating Safe Containment


ELK HILLS CROSS SECTION
CARBON TERRAVAULT
Tulare
- 2000 ft
San Joaquin
- 4000 ft
Etchegoin
SHALE CONFINING LAYER
- 6000 ft
A1/A2
Reef Ridge
26R
- 8000 ft
Monterey
Temblor

DEPTH

- Storage candidates need certain reservoir characteristics such as Minimum Depth
- LCFS Minimum injection depth ~2,600 ft so CO_2 can maintain miscible/supercritical state (>31 degrees C and >7MPa)[2]
- **Average drilling depth of >5,000 ft[3],** providing the depleted reservoirs at deeper depths

DECADES OF OPERATIONAL DATA FACILITATE PERMIT APPLICATIONS

ADEQUATE CONFINEMENT/ CONTAINMENT

- Qualifying storage should demonstrate a confining zone(s) free of transmissive faults and fractures and of sufficient areal extent and integrity to contain the injected carbon dioxide stream and displaced formation fluids and allow injection at proposed maximum pressures and volumes without initiating or propagating fractures in the confining zone(s).
- The EPA requires at a minimum the **acquisition of site-specific data** at the **injection and monitoring wells.** These data sets are to be used in conjunction with existing regional maps and other hydrogeologic data for developing a 3-D hydrogeologic model.
- Information about the seismic history, including the presence and depth of seismic sources and a determination that the seismicity would not interfere with containment also is reviewed and required

ADVANCING CCS EFFORTS WITH A DEDICATED CARBON MANAGEMENT TEAM

CRC HAS THE LARGEST 3D SEISMIC COVERAGE IN CA[1]


Sacramento
San Francisco
Bakersfield
Los Angeles
CRC 3D SURVEYS
0
20
40
60
Miles

(1) Source: Internal estimates. (2) Source: Stanford Pre-court Institution for Energy. (3) Source: Enverus DI; based on all producing wells as of September 2021.

Elk Hills CalCapture CCUS Opportunity



Oilfields: ~1.3M MWh/y
Grid base load: ~2.5M MWh/y
Power production ~3.8M MWh/y
Residual emissions ~0.4 MMT/y CO_2e
Captured emissions ~1.4 MMT/y CO_2e
C&T
LCFS credits
45Q tax credits
Low CI Fuel
Power plant
CO_2 capture
Natural gas production
Gas consumption ~28M mmbtu/y
Plant Emissions ~1.8 MMT/y CO_2e
Est. EOR: 8.0 mbpd
CO_2 injection well
Natural gas
Flue gas
CO_2
Stored emissions ~1.4 MMT/y CO_2e
Gas
Oil
CO_2
CO_2
Oil and gas reservoir

Source: CRC CalCapture model, Internal estimates

Example Project Economics Assumptions Used on Slide 18

Information presented on slide 18 shows example project economics for a CTV project. The structure of the project, financing and ownership of CTV project could take many forms and has not yet been negotiated. The terms and availability of third-party sources of financing could also affect returns and outcomes.

- Assumes 1MMT injected per year for 40-year project life.
- High end of OPEX range assumes end-to-end value chain business model and low-end assumes carbon storage business model, both described on slide 19
- Capex range assumes project capital of between $200MM and $800MM for an end-to-end business model. Project/partnership structures where CRC provides storage only could result in capital ranges below stated ranges.
- Based on incentives available under current regulatory framework.
- The EBITDA[1] range has been reduced by ~20 – 50% to reflect uncertainties related to project structure, financing and ownership.
- Assumes total incentive potential can be monetized through tax equity brokers and LCFS monetized in the LCFS trading marketplace and recorded as revenue. For simplicity, a 5-year accelerated straight line depreciation and amortization is assumed. Assumes no bonus depreciation.
- Payback period is defined as total CRC investment / annual cash flow.

(1) Earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP measure.

Free Cash Flow Reconciliation

Management uses free cash flow, which is defined as net cash provided by operating activities less capital investment as a measure of liquidity. The following table presents a reconciliation of our net cash provided by operating activities to free cash flow. Free cash flow is a supplemental measure of our performance and liquidity that is not required by or presented in accordance with U.S. generally accepted accounting principles ("GAAP").

	FY 2021E	
($ in millions)	**Low**	**High**
Net cash provided by operating activities	$590	$670
Capital Investments	(190)	(170)
Estimated Free Cash Flow	$400	$500



Joanna Park (Investor Relations)

818-661-3731

Joanna.Park@crc.com

Richard Venn (Media)

818-661-6014

Richard.Venn@crc.com